&RPHULFD,QFRUSRUDWHG 7KLUG4XDUWHU )LQDQFLDO5HYLHZ 2FWREHU 6DIH+DUERU6WDWHPHQW Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; cybersecurity risks; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; heightened legislative and regulatory focus on cybersecurity and data privacy; fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the impacts of future legislative, administrative or judicial changes to tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; losses due to fraud; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies; controls and procedures failures; and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Third Quarter 2019 Results

Fee income growth & expense discipline kept efficiency ratio low at 52%

(millions, except per share data)	3Q19	2Q19	3Q18	Change From 2Q19	Change From 3Q18
Average loans	$50,887	$50,963	$48,584	$(76)	$2,303
Average deposits	55,716	54,995	56,093	721	(377)
Net interest income	$586	$603	$599	$(17)	$(13)
Provision for credit losses	35	44	-	(9)	35
Noninterest income[1]	256	250	234	6	22
Noninterest expenses[2]	435	424	452	11	(17)
Provision for income tax	80	87	63	(7)	17
Net income	292	298	318	(6)	(26)
Earnings per share[3]	$1.96	$1.94	$1.86	$0.02	$0.10
Average diluted shares	148.1	153.2	170.1	(5.1)	(22.0)
ROE[4]	15.97%	16.41%	16.15%		
ROA[5]	1.61	1.68	1.77		
Efficiency Ratio[6]	51.54	49.65	52.93		

Key QoQ Performance Drivers

- Loans stable; reflects seasonality
- Deposits increased 1%
- Net interest income impacted by lower interest rates
- Overall credit metrics remained solid; Provision reflects higher Energy reserves
- Broad-based noninterest income growth
- Expenses well controlled; reflect higher comp, tech & occupancy
- Tax included discrete benefits of $5MM
- Repurchased 5.7MM shares[7]; $467MM returned to shareholders (buyback & dividend)

3Q19 compared to 2Q19 • [1]3Q18 included $20MM loss related to repositioning of securities portfolio • [2]3Q18 includes $12MM in restructuring charges • [3]Diluted earnings per common share • [4]Return on average common shareholders' equity • [5]Return on average assets • [6]Noninterest expenses as a percentage of net interest income and noninterest income excluding net gains (losses) from securities and a derivative contract tied to the conversion rate of Visa Class B shares. • [7]3Q19 repurchases under the share repurchase program

Comerica Bank

3

Loans stable

Reflects seasonality


Total Loans
($ in billions)
Loan Yields
48.6
48.8
49.7
51.0
50.9
51.8
51.5
4.74
4.90
5.07
5.00
4.83
3Q18
4Q18
1Q19
2Q19
3Q19
Average Balances
2Q19
3Q19
Period-end

Average loans stable

+ $477MM Mortgage Banker
+ $142MM Commercial Real Estate
- $361MM National Dealer Services
- $166MM General Middle Market

Loan yields

- Lower rates
+ Loan fees
+ 2Q19 lease residual adjustment


Loan Portfolio
($ in billions; 3Q19 Period-end)
Fixed Rate[1]
17%
Prime-based
15%
60-Day+ LIBOR
6%
Total
$51.5
30-Day LIBOR
62%

3Q19 compared to 2Q19 • [1]Fixed rate loans include $3.8B receive fixed / pay floating (30-day LIBOR) interest rate swaps

Comerica Bank

4

Deposits Increased

Average deposits increased 1%



Total Deposits
($ in billions)
Deposit Rates[1]
56.1
55.7
54.0
55.0
55.7
55.5
56.8
0.51
0.62
0.78
0.94
0.99
3Q18
4Q18
1Q19
2Q19
3Q19
2Q19
3Q19
Average Balances
Period-end

Average deposits increased $721MM

+ $573MM MMIA & interest checking
+ $281MM customer CDs
- $ 71MM other time deposits
- $ 47MM noninterest-bearing

Loan to deposit ratio[2] 91%

Beneficial Deposit Mix

($ in billions; 3Q19 Average)

- Commercial 83% of noninterest-bearing
- Retail 54% of interest-bearing



Retail Noninterest-bearing 8%
Retail Interest-bearing 29%
Total $55.7
Commercial Noninterest-bearing 39%
Commercial Interest-bearing 24%

3Q19 compared to 2Q19 • [1]Interest costs on interest-bearing deposits • [2]At 9/30/19

Comerica Bank®

5

Securities Portfolio

Yields stable



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
11.8
11.8
12.0
12.1
12.2
12.3
12.4
9.1
9.1
9.2
9.3
9.4
9.5
9.6
2.17
2.35
2.39
2.45
2.45
3Q18
4Q18
1Q19
2Q19
3Q19
2Q19
3Q19
Average Balances
Period-end

Duration of 2.4 years[1]

- Extends to 3.4 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $94MM[2]

Net unamortized premium of $9MM[3]

Yields:

+ Benefit from full quarter effect of higher yielding 2Q19 reinvestments
- 3Q19 paydown of ~$600MM reinvested at yields lower than portfolio average

9/30/19 • [1]Estimated as of 9/30/19 • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank®

6

1HW,QWHUHVW,QFRPH Impacted by lower interest rates 1HW,QWHUHVW,QFRPH LQPLOOLRQV $603MM 2Q19 3.67% NIM 614 - 16MM Loans: - 0.13 599 606 603 586 - 26MM Lower rates -0.15 + 6MM 1 additional day + 2MM 2Q lease adj. +0.01 + 2MM Loan fees +0.01 -0- Fed Balances: -0.02 + 2MM Higher balances -0.01 - 2MM Lower yield -0.01 3.79 3.70 3.67 - 6MM Deposits: - 0.03 3.60 3.52 - 4MM Higher rate -0.02 - 2MM Higher balances -0.01 + 5MM Wholesale funding: + 0.03 Lower rate $586MM 3Q19 3.52% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q19 compared to 2Q19 7 &UHGLW4XDOLW\5HPDLQV6ROLG Provision reflects additional decline in value of select energy assets $OORZDQFHIRU&UHGLW/RVVHV  LQPLOOLRQV ƒ 00LQQHWFKDUJHRIIV RUESV Allowance for Loan Losses as a % of Total Loans ƒ 1RQDFFUXDOORDQVESVRIWRWDOORDQV 697 701 677 688 681 ƒ $///13/FRYHUDJH[ 1.35 1.34 ƒ 3URYLVLRQGHFUHDVHG00RYHU4 1.29 1.27 1.27 • 6HOHFWHQHUJ\ORDQVLPSDFWHGE\ FRQWLQXHGGHFOLQHLQYDOXDWLRQV • 6WURQJFUHGLWTXDOLW\LQUHPDLQGHURI 3Q18 4Q18 1Q19 2Q19 3Q19 SRUWIROLR  &ULWLFL]HG/RDQV $ in millions Energy Ex-Energy Total LQPLOOLRQV Total PE loans $2,422 $49,069 $51,491 NALsNAL CriticizedCiti i d as a % off TotalTtl LLoans % of total 5% 95% 100% 1,948 1,861 1,806 1 1,670 1,548 Criticized 220 1,641 1,861 Ratio 9.08% 3.35% 3.61% Nonaccrual 74 146 220 3.6 3.8 3.6 3.4 3.1 Ratio 3.04% 0.30% 0.43% 2 230 221 191 224 220 Net charge-offs 34 8 42 3Q18 4Q18 1Q19 2Q19 3Q19 Ratio N/M 0.06% 0.33% 9/30/19 Ɣ 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Ɣ 2Net credit-related charge-offs; ratio shown as a % of average loans Ɣ N/M = Not meaningful 8

Noninterest Income Increased

Broad-based growth



Noninterest Income[1]
($ in millions)
Securities losses due to repositioning
254
20
234
250
246
8
238
250
256
3Q18
4Q18
1Q19
2Q19
3Q19

3Q19 compared to 2Q19 • [1]See Reconciliation of Adjusted Net Income slide

Noninterest income increased $6MM

- + $2MM Card
- + $2MM Commercial lending (syndication fees)
- + $1MM Fiduciary income
- \- $1MM Derivatives (other)

+ $3MM Deferred Comp (other) (offset in noninterest expense)



Growing Card Fees
($ in millions)
61
64
63
65
67
3Q18
4Q18
1Q19
2Q19
3Q19

Comerica Bank

9

Noninterest Expense

Efficiency ratio[1] remained low at under 52% with disciplined cost management



Noninterest Expense[2]
($ in millions)
Restructuring
Efficiency Ratio
452
12
440
448
14
434
433
424
435
52.9%
51.9%
50.8%
49.7%
51.5%
3Q18
4Q18
1Q19
2Q19
3Q19

Noninterest expense increased

- + $8MM Salaries & benefits
  - + Deferred Comp (offset in noninterest income)
  - + Staff insurance
  - + One additional day
- + $ 2MM Software
- + $ 2MM Occupancy

3Q19 compared to 2Q19 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]See Reconciliation of Adjusted Net Income slide

Comerica Bank

10

Active Capital Management

Returned excess capital at a fast pace

Returned $467MM to shareholders

- 5.7MM shares repurchased ($370MM)[1]

Continue to actively manage capital

- Target: maintain ~10.0% CET1[2]

13% Reduction in Shares Y/Y

(In millions; average diluted shares)



170
164
160
153
148
3Q18
4Q18
1Q19
2Q19
3Q19

Capital Position Remains Solid (CET1)

(In percentage points)



11.68
11.14
10.78
10.18
9.92
3Q18
4Q18
1Q19
2Q19
3Q19[3]

Attractive Dividend Yield[4]

(10/8/19; In percentage points)



4.34
4.28
4.19
4.03
3.65
3.52
3.49
3.37
3.35
3.13
2.67
2.60
HBAN
KEY
CMA
RF
FITB
FHN
BBT
STI
CFR
ZION
BOKF
MTB

9/30/19 • [1]Shares repurchased under share repurchase program • [2]Outlook as of 10/16/19 • [3]Estimated • [4]Source: S&P Global Market Intelligence

Comerica Bank

11

Interest Rate Environment

Focus on continued careful management of deposit costs

Estimate ~$35MM impact from rates on 4Q19 net interest income, assuming[1]:

- Fed funds rate cut of 25 bps on 12/11
- Benefit of swaps $1-2MM
- Interest-bearing deposits costs decrease 3-5 bps

Hedging Activity[2]

- $1.0B added in September
- $3.8B total hedges as of 9/30/19
  - 3.3 year average term
  - 2.04% average fixed rate
  - Pay 30 day LIBOR/receive fixed

Estimated Net Interest Income[1]

In Different Rate Scenarios

Annual (12 month) Sensitivities

Based on Standard Model With Deposit Beta Assumptions Altered[3]

($ in millions)



~95
~80
~65
~70
25 bps shock & 10% deposit Beta
25 bps shock & 25% deposit Beta
25 bps shock & 50% deposit Beta
Up 100 bps (50 bps on average)

9/30/19 • Outlook as of 10/16/19 • [1]Outcomes may differ due to many variables, including pace of LIBOR change, balance sheet movements (loan, deposit & wholesale funding levels), competition for deposits • [2]YTD 9/30/19 • [3]For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis

Comerica Bank

12

Management Outlook for 4Q19

Focus on driving profitable growth & enhancing long-term shareholder value

	FY19 v. FY18	4Q19 vs 3Q19
Average loans	+ ~4% (formerly +3 to 4%)	Stable • Growth in several lines of business, including seasonal increase in National Dealer • Decrease in Mortgage Banker with seasonality & reduction in refi volumes
Average deposits	-1 to -2% (formerly -2%)	Stable • Focused on attracting and retaining relationship deposits
Net interest income	-0- to -1% (formerly +2%)	Lower • Net impact from short-term rate decrease (see slide 12) • Lower loan fees & nonaccrual recoveries from elevated 3Q levels
Provision	15 to 20 bps (no change)	~$25MM to $45MM • Overall solid credit quality continues; net charge-offs to remain low
Noninterest income	+ >2% (formerly +1 to 2%)	Relatively stable, excluding deferred comp which is difficult to predict • Strong 3Q19 syndication fees & fiduciary income unlikely to repeat
Noninterest expenses	Stable[1] (no change)	Modest increase • Growth in outside processing & technology costs • Typical seasonal & inflationary pressures
Tax rate	No change	~23% of pre-tax income
Capital	No change	~10% CET1 Target • Continue active capital management

Outlook as of 10/16/19 • 4Q19 outlook compared to 3Q19 • [1]Excluding 2018 restructuring expenses of $53MM

Comerica Bank®

13

Appendix

commitment

Comerica Bank®

Current Expected Credit Losses Standard (CECL)

No material change to allowance for credit losses anticipated upon adoption

Adopting new standard 1Q20

- Requires reserves for expected losses over life of loan, based on:
  - Historical performance
  - Current conditions
  - Economic forecasts
- ±5% change in reserve expected[1], therefore minimal impact to capital ratios
- Actual results depend on economic conditions & forecasts at the time of adoption
- Anticipate using a two-year forecast horizon with subsequent reversion to historical loss experience
- Continue to enhance parallel runs, which began in 4Q18
- Remain on track for successful implementation

Should be less impacted than peers due to relatively shorter maturity of portfolio[1]

Loan Type	% of Portfolio	Est. Change in Reserves
Commercial	92	(5) - 0%
Retail	8	60 - 80%
Total	100	(5) - 5%

- Generally, shorter maturities of commercial loans result in decrease to reserve, while longer maturities for retail loans increase reserves

9/30/19 • Outlook as of 10/16/19 • [1]The ultimate impact of CECL will depend on the composition of the portfolio as well as economic conditions and forecasts at the time of adoption. Estimates based on current factors as of 9/30/19.

Comerica Bank

15

Average Loans by Business and Market

By Line of Business	3Q19	2Q19	3Q18
Middle Market			
General	$12.2	$12.4	$11.7
Energy	2.5	2.5	1.8
National Dealer Services	7.5	7.9	7.0
Entertainment	0.7	0.8	0.7
Tech. & Life Sciences	1.3	1.3	1.4
Equity Fund Services	2.5	2.6	2.6
Environmental Services	1.2	1.2	1.1
Total Middle Market	$27.9	$28.7	$26.4
Corporate Banking			
US Banking	3.0	3.0	2.9
International	1.3	1.3	1.4
Commercial Real Estate	5.7	5.5	5.3
Mortgage Banker Finance	2.5	2.0	2.0
Small Business	3.5	3.5	3.7
BUSINESS BANK	$43.9	$44.0	$41.6
Retail Banking	2.1	2.1	2.1
RETAIL BANK	$2.1	$2.1	$2.1
Private Banking	4.9	4.9	4.9
WEALTH MANAGEMENT	$4.9	$4.9	$4.9
TOTAL	$50.9	$51.0	$48.6

By Market	3Q19	2Q19	3Q18
Michigan	$12.6	$12.7	$12.4
California	18.4	18.9	18.1
Texas	10.8	10.7	9.7
Other Markets[1]	9.1	8.7	8.4
TOTAL	$50.9	$51.0	$48.6

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

16

Average Deposits by Business and Market

By Line of Business	3Q19	2Q19	3Q18
Middle Market			
General	$13.6	$13.4	$13.4
Energy	0.4	0.4	0.5
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	4.6	4.7	5.4
Equity Fund Services	0.9	0.8	0.9
Environmental Services	0.2	0.2	0.1
Total Middle Market	$20.1	$19.9	$20.8
Corporate Banking			
US Banking	1.9	1.7	2.1
International	1.6	1.6	2.0
Commercial Real Estate	1.6	1.5	1.5
Mortgage Banker Finance	0.7	0.7	0.7
Small Business	3.0	2.9	3.1
BUSINESS BANK	$28.9	$28.3	$30.3
Retail Banking	20.7	20.6	20.8
RETAIL BANK	$20.7	$20.6	$20.8
Private Banking	3.5	3.5	3.7
WEALTH MANAGEMENT	$3.8	$3.7	$4.0
Finance/Other[2]	2.3	2.4	1.1
TOTAL	$55.7	$55.0	$56.1

By Market	3Q19	2Q19	3Q18
Michigan	$20.2	$19.8	$20.7
California	16.7	16.3	16.9
Texas	8.7	8.7	8.9
Other Markets[1]	7.8	7.8	8.5
Finance/Other[2]	2.3	2.4	1.1
TOTAL	$55.7	$55.0	$56.1

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

17

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)


Single Family 6%
Office 8%
Other 5%
Retail 10%
Land Carry 4%
Industrial/ Storage 15%
Total $4,938
Multi use 3%
Multifamily 49%

CRE by Market[1]

($ in millions; Period-end, based on location of property)


Michigan 5%
Other 17%
Total $4,938
California 46%
Texas 32%

Credit Quality

($ in millions; Period-end)	3Q18	2Q19	3Q19
Criticized[2]	$64	$106	$92
Ratio	1.2%	1.9%	1.6%
Nonaccrual	$3	$2	$2
Ratio	0.06%	0.04%	0.04%
Net charge-offs	-0-	-0-	-0-

- >90% of new commitments from existing customers
- Substantial upfront equity required
- 52% of portfolio[3] is construction & includes robust monitoring
- No significant net charge-offs since 2014

9/30/19 • [1]Excludes CRE line of business loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories • [3]Period-end loans

Comerica Bank

18

Energy Line of Business

30+ years industry experience



Period-end Loans
($ in millions)
Midstream
Services
Exploration & Production
1,832
2,163
2,385
2,434
2,422
1,499
1,771
1,857
1,897
1,925
100
94
75
80
53
233
298
453
457
444
3Q18
4Q18
1Q19
2Q19
3Q19

- ~150 customers: focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Exposure $4.4B / 55% utilization
- Loan growth driven by reduced capital market activity as well as higher utilization
- 3Q19 charge-offs reflect valuation impairments on select energy credits as capital markets remained soft
- E&P: 63% Oil, 17% Gas, 20% Oil/Gas



Criticized Loans[1]
($ in millions)
NALs
269
205
240
210
220
53
48
33
84
74
3Q18
4Q18
1Q19
2Q19
3Q19

9/30/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

19

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 3Q19:
  - Comerica: ~70% purchase
  - Industry: 62% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $3.3B



Average Loans
($ in millions)
2,136
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19



MBA Mortgage Originations Forecast[1]
($ in billions)
Purchase
Refinance
605
506
361
483
471
3Q19
4Q19
1Q20
2Q20
3Q20

9/30/19 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 9/19/19; 3Q19 estimated

Comerica Bank

20

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 15%
Ford 9%
GM 9%
Fiat/Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 5%
Other European 11%
Other Asian 11%
Other[1] 12%
Toyota/Lexus 15%
Total $7.4B

Geographic Dispersion

California	57%	Texas	7%
Michigan	24%	Other	12%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
3Q15 5.9 3.5
4Q15 6.2 3.7
1Q16 6.2 3.7
2Q16 6.5 4.0
3Q16 6.3 3.8
4Q16 6.6 4.0
1Q17 6.8 4.1
2Q17 7.1 4.3
3Q17 6.9 3.9
4Q17 7.1 4.1
1Q18 7.3 4.1
2Q18 7.4 4.2
3Q18 7.0 3.8
4Q18 7.4 4.0
1Q19 7.8 4.4
2Q19 7.9 4.5
3Q19 7.5 4.1

9/30/19 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank®

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Technology and Life Sciences

Deep expertise & strong relationships with top-tier investors

Average Loans

($ in millions)



1,396
1,353
1,323
1,305
1,251
3Q18
4Q18
1Q19
2Q19
3Q19

Average Deposits

($ in millions)



5,426
5,244
4,992
4,652
4,637
3Q18
4Q18
1Q19
2Q19
3Q19

- ~475 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview

(Based on period-end loans)



Late Stage 6%
Early Stage 18%
Total $1.2B
Growth 53%
Leveraged Finance 23%

9/30/19

Comerica Bank®

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Equity Fund Services

Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & investment solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- ~250+ customers
- Firms' AUM range from $30MM to over $80B
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans


Average Loans
($ in millions)
623
1,094
1,421
1,782
2,408
2,549
2014
2015
2016
2017
2018
3Q19

9/30/19

Comerica Bank

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
Peer Banks	Cullen Frost	A3	A-	--
Peer Banks	M&T Bank	A3	A-	A
Peer Banks	Comerica	A3	BBB+	A
Peer Banks	BOK Financial Corporation	A3	BBB+	A
Peer Banks	Huntington	Baa1	BBB+	A-
Peer Banks	Fifth Third	Baa1	BBB+	A-
Peer Banks	KeyCorp	Baa1	BBB+	A-
Peer Banks	SunTrust	Baa1	BBB+	A-
Peer Banks	Regions Financial	Baa2	BBB+	BBB+
Peer Banks	Zions Bancorporation	Baa2	BBB+	BBB
Peer Banks	First Horizon National Corp	Baa3	BBB-	BBB
Large Banks	U.S. Bancorp	A1	A+	AA-
Large Banks	JP Morgan	A2	A-	AA-
Large Banks	Bank of America	A2	A-	A+
Large Banks	Wells Fargo & Company	A2	A-	A+
Large Banks	PNC Financial Services Group	A3	A-	A+

As of 10/10/19 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Reconciliation of Adjusted Net Income

	3Q19		2Q19		3Q18	
($ in millions, except per share data)	*$*	*Per Share*[1]	*$*	*Per Share*[1]	*$*	*Per Share*[1]
Net income	$292	$1.96	$298	$1.94	$318	$1.86
Securities repositioning[2]	-	-	-	-	15	0.09
Restructuring charges[2]	-	-	-	-	9	0.05
Discrete tax items	(5)	(0.03)	-	-	(23)	(0.14)
Adjusted net income	$287	$1.93	$298	$1.94	$319	$1.86

3Q19 discrete tax items: benefits from deferred tax adjustments related to annual state tax filings

3Q18 securities repositioning: losses incurred on the sale of ~$1.3B of treasury securities that were replaced by higher-yielding treasuries

3Q18 discrete tax items: benefits from a review of certain tax capitalization & recovery positions

[1]Based on diluted average common shares • [2]Net of tax • Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of equity and our performance trends. Comerica believes the adjusted financial results provide a greater understanding of ongoing operations and enhance the comparability of results with prior periods.

Comerica Bank®

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Comerica Bank®

commitment